ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT KG

          SUPPLEMENT DATED MAY 14, 2002 TO PROSPECTUS DATED MAY 1, 2002

First Allmerica Financial Life Insurance Company ("FAFLIC"), Separate Account KG of First Allmerica Financial Life Insurance Company ("FAFLIC Separate Account KG"), Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") and Separate Account KG of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC Separate Account KG") filed an application (the "Application") with the Securities and Exchange Commission (the "SEC") on February 25, 2002 seeking an order approving the substitution of shares currently held by subaccounts of FAFLIC Separate Account and AFLIAC Separate Account.

FAFLIC, FAFLIC Separate Account KG, AFLIAC and AFLIAC Separate Account KG propose to substitute shares issued by Janus Growth Portfolio and Janus Growth and Income Portfolio (the "Janus Portfolios"), each a series of Janus Aspen Series, for shares issued by Scudder Growth Portfolio and Scudder Blue Chip Portfolio (the "Scudder Portfolios"), each a series of Scudder Variable Series II, respectively (the "Substitution"). The Janus Portfolios and the Scudder Portfolios currently serve as underlying investment options under your contract. The Substitution applies to all contract owners who became such prior to May 1, 2000 and have either allocated contract values to a Janus Portfolio or who maintain the ability to do so. Each Scudder Portfolio has, and will continue to have, investment objectives, investment strategies and anticipated risks that are similar in all material respects to those of the corresponding Janus Portfolio. You will receive a prospectus for the applicable Scudder Portfolio prior to the Substitution if you have not already received one.

FAFLIC, FAFLIC Separate Account KG, AFLIAC and AFLIAC Separate Account KG believe that the Substitution will provide contract owners who have their contract values currently allocated to a Janus Portfolio with a similar portfolio that has a lower total expense ratio than the Janus Portfolio. FAFLIC and AFLIAC ceased offering the Janus Portfolios as investment options for contracts issued after April 30, 2000.

You may transfer assets from a Janus Portfolio to another investment option available under your contract (the available options also include two portfolios sub-advised by Janus Capital Corporation) without the imposition of any fee, charge, or other penalty that might otherwise be imposed through a date at least thirty (30) days following the date the Substitution is effected. It is anticipated that the Substitution will be effected during [the third quarter of 2002].

We will notify you when we receive SEC approval of the proposed Substitution, and will provide confirmation of the Substitution after it is complete.

                                     * * *

This supplement should be retained with your Prospectus for future reference.





SUPPLEMENT DATED MAY 14, 2002
SCUDDER GATEWAY ADVISOR